SUBJECT TO REVISION
SERIES TERM SHEET DATED MAY 13, 1997

                                  $178,456,192
[LOGO]                  Oakwood Mortgage Investors, Inc.,
                                     Seller
                         Oakwood Acceptance Corporation
                                    Servicer
          Senior/Subordinated Pass-Through Certificates, Series 1997-B

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Oakwood Mortgage Investors Senior/Subordinated Pass-Through Certificates, Series 1997-B. The Series Term Sheet has been prepared by Oakwood Mortgage Investors for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston, Goldman, Sachs & Co. nor any of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A Registration Statement (including a base prospectus) relating to the Pass-Through Certificates, including the Oakwood Mortgage Investors, Inc. Senior/Subordinated Pass-Through Certificates, Series 1997-B, has been filed with the Securities and Exchange Commission and has been declared effective. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.


Credit Suisse First Boston                                  Goldman, Sachs & Co.

            This Series Term Sheet will be superseded in its entirety by the information appearing in the Prospectus Supplement, the Prospectus and the Series 1997-B Pooling and Servicing Agreement to be dated as of May 1, 1997, among Oakwood Mortgage Investors, Inc., as Seller, Oakwood Acceptance Corporation, as Servicer, and PNC Bank, National Association, as Trustee.

Class Designations
    Class A Certificates.........................................Class A-1, Class A-2, Class A-3, Class A-4 and
                                                                 Class A-5 Certificates.
    Class M Certificates.........................................The Class M Certificates.
    Class B Certificates.........................................Class B-1 and Class B-2 Certificates.
    Subordinated Certificates....................................Class M, Class B, Class X and Class R Certificates.
    Offered Certificates.........................................Class A, Class M and Class B Certificates.
    Offered Subordinated Certificates............................Class M and Class B Certificates.

The Offered Certificates.........................................                         Initial Certificate        Pass-Through
                                                                   Title of Class         Principal Balance(1)           Rate
                                                                   --------------         --------------------       ------------

                                                                   Class A-1 Certificates... $33,741,000                    .  %(2)
                                                                   Class A-2 Certificates... $32,767,000                    .  %(2)
                                                                   Class A-3 Certificates... $22,379,000                    .  %(2)
                                                                   Class A-4 Certificates... $14,096,000                    .  %(2)
                                                                   Class A-5 Certificates... $33,982,000                    .  %(2)
                                                                   Class M Certificates..... $15,615,000                    .  %(3)
                                                                   Class B-1 Certificates... $16,953,000                    .  %(3)
                                                                   Class B-2 Certificates... $ 8,923,192                    .  %(3)

                                                                   (1)   The aggregate initial principal balance of the Certificates may be increased or decreased by up to 5%. Any such
                                                                         increase or decrease may be allocated disproportionately
                                                                         among the Classes of Certificates. Accordingly, any
                                                                         investor's commitments with respect to the Certificates may be increased or decreased correspondingly.

                                                                   (2)   Computed on the basis of a 360-day year of twelve 30-day
                                                                         months.

                                                                   (3)   The lesser of (i) the specified rate per annum, computed on the basis of a 360-day year of twelve 30-day months, or
                                                                         (ii) the Weighted Average Net Asset Rate for the related
                                                                         Distribution Date.

Denominations....................................................The Offered Certificates will be Book-Entry Certificates only, in minimum denominations of $25,000 and integral multiples of $1 in excess thereof.

Cut-off Date.....................................................May 1, 1997

Distribution Dates...............................................Generally, the fifteenth day of each month, commencing June 16,
                                                                 1997 (each, a "Distribution Date").

Interest Accrual Period..........................................With respect to each Distribution Date the calendar month preceding the month in which the distribution Date occurs (each, an "Interest Accrual Period").


                                                                  1

Distributions....................................................The "Available Distribution" for a  Distribution  Date generally will include (1)(a) Monthly Payments of principal and interest due on the Assets during the related Collection Period, to the extent such payments were actually collected from the Obligors or advanced by the Servicer and (b) unscheduled payments received with respect to the Assets during the related Prepayment Period, including Principal Prepayments, proceeds of repurchases, Net
                                                                 Liquidation Proceeds and Net Insurance Proceeds, less (2)(a) if
                                                                 Oakwood is not the Servicer, Servicing Fees for the related
                                                                 Collection Period, (b) amounts required to reimburse the Servicer for previously unreimbursed Advances in accordance with the
                                                                 Agreement, (c) amounts required to reimburse the Company or the
                                                                 Servicer for certain reimbursable expenses in accordance with the
                                                                 Agreement and (d) amounts required to reimburse any party for an overpayment of a Repurchase Price for an Asset in accordance with the Agreement.

                                                                 Distributions will be made on each Distribution Date to holders of record on the preceding Record Date. Distributions on a Class of Certificates will be allocated among the Certificates of such
                                                                 Class in proportion to their respective percentage interests.

Certificate Structure Considerations.............................The primary  credit  support for the Class A  Certificates  is the subordination of the Subordinated Certificates; for the Class
                                                                 M Certificates is the subordination of the Class B, Class X,
                                                                 Class R Certificates and the Class M Liquidity Account; for the
                                                                 Class B-1 Certificates is the subordination of the Class B-2,
                                                                 Class X, Class R Certificates and the Class B-1 Liquidity
                                                                 Account; and for the Class B-2 Certificates is the subordination of Class X and Class R Certificates plus the limited guarantee of certain collections of principal and interest on the Assets by
                                                                 Oakwood Homes.

Subordination of the Offered Subordinate
  Certificates...................................................The rights of the Class M Certificateholders to receive distributions of principal will be subordinated to such rights of the Class A Certificateholders to receive distributions of principal and interest. Interest and interest shortfalls on the
                                                                 Class M Certificates will not be subordinated to principal payments on the Class A Certificates.

                                                                 The rights of holders of the Class B Certificates to receive distributions of principal similarly will be subordinated to the rights of the holders of the Class A and Class M Certificates to receive distributions of principal and interest. Interest and interest shortfalls on the Class B Certificates will not be subordinated to principal payments on the Class A and Class M
                                                                 Certificates.


                                                                 2

Limited Guarantee................................................The Class B-2 Certificateholders will have the benefit of a limited guarantee provided by Oakwood Homes of certain
                                                                 collections on Assets. The Limited Guarantee will not be
                                                                 available to support other Classes of Certificates.

Liquidity Accounts...............................................On the Closing Date, the Class M Liquidity Account and the Class
                                                                 B-1 Liquidity Account will be established with the Trustee for benefit of the Class M and the Class B-1 Certificateholders, respectively. The Liquidity Accounts will not be funded on the
                                                                 Closing Date and will be funded on each Distribution Date by certain excess interest collections on or in respect of the
                                                                 Assets.

Realized Losses on Liquidated Loans..............................The Principal Distribution Amount for any Distribution Date is
                                                                 intended to include the Scheduled Principal Balance of each Asset that became a Liquidated Loan during the preceding calendar month. A Realized Loss will be incurred on a Liquidated Loan in the amount, if any, by which the Net Liquidation Proceeds from such Liquidated Loan are less than the Unpaid Principal Balance of such Liquidated Loan, plus accrued and unpaid interest thereon
                                                                 (to the extent not covered by Servicing Advances, if any, with respect to such Liquidated Loan), plus amounts reimbursable to the Servicer for previously unreimbursed Servicing Advances. To the extent that the amount of the Realized Loss is not covered by interest collected on the nondefaulted Assets in excess of certain Interest Distribution Amounts and Carryover Interest
                                                                 Amounts required to be distributed on the Offered Certificates and any portion of such interest required to be paid to a
                                                                 Servicer other than Oakwood as servicing compensation ("Excess
                                                                 Interest"), the amount of such Realized Loss will be allocated to the Offered Subordinated Certificates as a Writedown Amount in
                                                                 reduction of their Certificate Principal Balance as described below.

Allocation of Writedown Amounts..................................The "Writedown Amount" for any Distribution Date will be the amount, if any, by which the aggregate Certificate Principal
                                                                 Balance of all Certificates exceeds the Pool Scheduled Principal
                                                                 Balance of the Assets for the immediately preceding Distribution
                                                                 Date after taking into account all distributions to be made on such Distribution Date. The Writedown Amount will be allocated among the Classes of Offered Subordinated Certificates in the
                                                                 following order of priority:
                                                                 (1)   first, to the Class B-2 Certificates, to be applied in
                                                                       reduction of the Adjusted Certificate Principal Balance of such Class until it has been reduced to zero;
                                                                 (2)   second, to the Class B-1 Certificates, to be applied in
                                                                       reduction of the Adjusted Certificate Principal Balance of such Class until it has been reduced to zero; and
                                                                 (3)   third, to the Class M Certificates, to be applied in
                                                                       reduction of the Adjusted Certificate Principal Balance of such Class until it has been reduced to zero.


                                                                 3

Advances.........................................................For each Distribution Date, the Servicer will be obligated to make Advances in respect of the related Collection Period to the extent of delinquent interest and principal payments in respect of the Assets. The Servicer will be required to make an Advance only to the extent that it determines such Advance will be recoverable from future payments and collections on or in respect of the related Assets.

Final Scheduled Distribution Dates...............................To the extent not previously paid prior to such dates, the outstanding principal amount of each Class of Offered
                                                                 Certificates will be payable on the August 2027 Distribution Date
                                                                 (with respect to each Class of Certificates, the "Final Scheduled
                                                                 Distribution Date"). The Final Scheduled Distribution Date has
                                                                 been determined by adding three months to the maturity date of the Asset with latest stated maturity.

Optional Termination.............................................Either the Servicer or the holders of a majority in interest of the Class R Certificates (the "Residual Majority"), at their respective options and subject to the limitations imposed by the
                                                                 Agreement, will have the option to purchase from the Trust Estate all Assets then outstanding and all other property in the Trust
                                                                 Estate on any Distribution Date after the first Distribution Date as of which the Pool Balance was less than 10% of the Cut-off
                                                                 Date Pool Balance.

                                                                 If neither the Residual Majority nor the Servicer exercises its optional termination right within 90 days after it first becomes eligible to do so, the Trustee shall solicit bids for the
                                                                 purchase of all Assets then outstanding and all other property in the Trust Estate. In the event that satisfactory bids are
                                                                 received, the sale proceeds will be distributed to
                                                                 Certificateholders.

The Assets.......................................................The Trust will consist of (1) manufactured housing installment sales contracts (collectively, the "Contracts") secured by security interests in manufactured homes, as defined herein (the
                                                                 "Manufactured Homes"), and with respect to certain of the
                                                                 Contracts ("Land Secured Contracts") secured by liens on the real estate on which the related Manufactured Homes are located, and
                                                                 (2) mortgage loans secured by first liens on the real estate to which the related Manufactured Homes are deemed permanently affixed (the "Mortgage Loans," and collectively, the "Assets").
                                                                 The Asset Pool consists of approximately 5,423 Assets having an aggregate Scheduled Principal Balance as of the Cut-off Date of
                                                                 approximately $178,456,192.87. All of the Assets are actuarial obligations. Approximately 8.25% of the Asset Pool is comprised of Assets that are Mortgage Loans and approximately 4.52% of the
                                                                 Assets are Land Secured Contracts. Based on Cut-off Date Pool
                                                                 Balance, 86.10% of the Assets are secured by Manufactured Homes which were new, 3.78% of the Assets are secured by Manufactured
                                                                 Homes which were used, 9.98% of the


                                                                 4

                                                                 Assets are secured by Manufactured Homes which were repossessed and 0.14% of the Assets are secured by Manufactured Homes which were transferred. As of the Cut-off Date, the Assets were secured by Manufactured Homes or Mortgage Properties (or Real Properties,
                                                                 in the case of Land Secured Contracts) located in 36 states, and approximately 24.24% and 15.26% of the Assets were secured by
                                                                 Manufactured Homes or Mortgaged Properties located in North
                                                                 Carolina and Texas, respectively (based on the mailing addresses of the Obligors on the Assets as of the Cut-off Date). Each
                                                                 Contract bears interest at an annual percentage rate (an "APR")
                                                                 of at least 7.00% and not more than 15.00%. The weighted averaged
                                                                 APR of the Assets as of the Cut-off Date is approximately 10.40%.
                                                                 The Assets have remaining terms to maturity as of the Cut-off
                                                                 Date of at least 8 months but not more than 360 months and original terms to stated maturity of at least 12 months but not more than 360 months. As of the Cut-off Date, the Assets had a weighted average original term to stated maturity of
                                                                 approximately 269 months, and a weighted average remaining term to stated maturity of approximately 267 months. The final
                                                                 scheduled payment date on the Asset with the latest maturity occurs in May 2027. No Contract has an original loan-to-value ratio in excess of 103%. The Servicer will be required to cause to be maintained one or more standard hazard insurance policies with respect to each Manufactured Home and Mortgage Property.

Certain Federal Income Tax Consequences..........................For federal income tax purposes, the Trust Estate will be treated as one or more real estate mortgage investment conduits
                                                                 ("REMIC"). The Class A, Class M, Class B and Class X Certificates
                                                                 will constitute "regular interests" in the REMIC for federal income tax purposes. The Class R Certificates will be treated as the sole class of "residual interests" in the REMIC for federal income tax purposes.

ERISA Considerations.............................................Fiduciaries of employee benefit plans and certain other retirement plans and arrangements, including individual
                                                                 retirement accounts and annuities, Keogh plans, and collective investment funds in which such plans, accounts, annuities or arrangements are invested, that are subject to the Employee
                                                                 Retirement Income Security Act of 1974, as amended ("ERISA"), or corresponding provisions of the Code (any of the foregoing, a
                                                                 "Plan"), persons acting on behalf of a Plan, or persons using the assets of a Plan ("Plan Investors") should consult with their own counsel to determine whether the purchase or holding of the
                                                                 Offered Certificates could give rise to a transaction that is prohibited either under ERISA or the Code

                                                                 Because the Offered Subordinated Certificates are subordinated securities, they will not satisfy the requirements of certain prohibited transaction exemptions. As a result, the purchase or holding of any of the Offered Subordinated Certificates by a Plan
                                                                 Investor may constitute a non-exempt prohibited transaction or result in the imposition of excise taxes or civil penalties.
                                                                 Accordingly, none of the Offered



                                                                 5

                                                                 Subordinated Certificates are offered for sale, and are not transferable, to Plan Investors, and each purchaser of an Offered
                                                                 Subordinated Certificate, by virtue of its purchase of such
                                                                 Certificate, will be deemed to have represented that it is not a
                                                                 Plan Investor.

Legal Investment Considerations..................................The Class A.and Class M Certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market
                                                                 Enhancement Act of 1984 ("SMMEA").

                                                                 The Class B Certificates are not "mortgage related securities"
                                                                 for purposes of SMMEA because such Certificates are not rated in one of the two highest rating categories by a nationally
                                                                 recognized rating agency.

Ratings..........................................................It is a condition to the issuance of the Certificates that (i)
                                                                 the Class A Certificates be rated "AAA" by each of Fitch
                                                                 Investors Service, L.P. ("Fitch") and Standard & Poor's Ratings
                                                                 Services, a division of The McGraw-Hill Companies, Inc. ("S&P"
                                                                 and, together with Fitch, the "Rating Agencies"), (ii) the Class
                                                                 M Certificates be rated at least "AA" by each of S&P and Fitch,
                                                                 (iii) the Class B-1 Certificates be rated at least "BBB" by each of S&P and Fitch and (iv) the Class B-2 Certificates be rated at least "BBB-" by each of S&P and Fitch. The rating of the Class
                                                                 B-2 Certificates will be based in part on an assessment of
                                                                 Oakwood Homes' ability to make payments under the Limited
                                                                 Guarantee. Any reduction in a Rating Agency's rating of Oakwood
                                                                 Homes' debt securities may result in a similar reduction in the rating of the Class B-2 Certificates. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization.

Delinquency, Loan Loss and Repossession Experience

            The following tables set forth certain information, for the periods indicated, concerning (1) the asset servicing portfolio, (2) the delinquency experience and (3) the loan loss and repossession experience of the portfolio of manufactured housing installment sales contracts and residential mortgage loans serviced by Oakwood. Because delinquencies, losses and repossessions are affected by a variety of economic, geographic and other factors, there can be no assurance that the delinquency and loss experience of the Assets will be comparable to that set forth below.

                            Asset Servicing Portfolio
                             (Dollars in thousands)

                                                                        At September 30,                           March 31,
                                              ----------------------------------------------------------     ----------------------
                                                1992        1993       1994         1995         1996          1996         1997
                                              --------     ------     -------     ---------    ---------     ---------    ---------
Total Number of Serviced Assets
      Oakwood Originated .................      21,450     28,938      39,273        51,566       67,120        57,708       75,741
      Acquired Portfolios ................                  1,591       5,773         4,872        4,177         4,567        3,923
Aggregate Outstanding Principal
Balance of Serviced Assets
      Oakwood Originated .................    $345,635   $507,394    $757,640    $1,130,378   $1,687,406    $1,334,322   $1,988,116
      Acquired Portfolios ................                $30,498     $85,227       $70,853      $57,837       $65,284      $52,971
Average Outstanding Principal
Balance per Serviced Asset
      Oakwood Originated .................       $16.1      $17.5       $19.3         $21.9        $25.1         $23.1        $26.2
      Acquired Portfolios ................                  $19.2       $14.8         $14.5        $13.8         $14.3        $13.5
Weighted Average Interest Rate
of Serviced Assets
      Oakwood Originated .................       13.5%      12.8%       12.2%         12.0%        11.5%         11.7%        11.3%
      Acquired Portfolios ................                   9.4%       11.0%         11.3%        11.2%         11.3%        11.1%

                           Delinquency Experience (1)
                             (Dollars in thousands)

                                                                        At September 30,                           March 31,
                                               ---------------------------------------------------------     ----------------------
                                                1992        1993       1994         1995         1996          1996         1997
                                               -------     ------     -------     ---------    ---------     ---------    ---------
Total Number of Serviced Assets
      Oakwood Originated..................      21,450      28,938    39,273         51,566       67,120        57,708       75,741
      Acquired Portfolios.................                   1,591     5,773          4,872        4,177         4,567        3,923
Number of Delinquent Assets (2)...........
      Oakwood Originated:.................
      30-59 Days..........................         282         244       350            601          835           568          891
      60-89 Days..........................          76          51        97            185          308           210          344
      90 Days or More.....................          98         150       198            267          492           366          663
      Total Number of Assets Delinquent            456         445       645          1,053        1,635         1,144        1,898
      Acquired Portfolios.................
      30-59 Days..........................                      37       127             63           66            50           61
      60-89 Days..........................                      26        49             17           23            19           19
      90 Days or More.....................                      16        98             76           62            66           78
      Total Number of Assets Delinquent                         79       274            156          151           135          158
Total Delinquencies as a Percentage of
Serviced Assets (3)
      Oakwood Originated..................        2.1%        1.5%      1.6%           2.0%         2.4%          2.0%         2.5%
      Acquired Portfolios.................                    5.0%      4.7%           3.2%         3.6%          3.0%         4.0%


----------------
(1) Assets that are already the subject of repossession or foreclosure procedures are not included in "delinquent assets" for purpose of this table.
(2) The period of delinquency is based on the number of days payments are contractually past due (assuming 30-day months). Consequently, a payment due on the first day of a month is not 30 days delinquent until the first day of the next month.
(3)  By number of assets.

                        Loan Loss/Repossession Experience
                             (Dollars in thousands)

                                                                                                             At or for the six
                                                                                                              months ended
                                                                      At September 30,                          March 31,
                                               ------------------------------------------------------     ----------------------
                                                1992       1993      1994         1995         1996         1996         1997
                                               -------    ------    -------     ---------   ----------    ---------    ---------
Total Number of Serviced
      Assets (1)............................    21,450     30,529     45,046       56,438      71,297        62,275       79,664
Average Number of Serviced
      Assets During Period..................    18,251     25,990     37,788       50,742      63,868        59,357       75,481
Number of Serviced
      Assets Repossessed....................       855        902      1,241        1,718       2,746         1,277        1,828
Serviced Assets Repossessed as a
      Percentage of Total Serviced
      Assets(2).............................     3.99%      2.95%      2.75%        3.04%       3.85%      4.10%(6)    4.59% (6)
Serviced Assets Repossessed as a
      Percentage of Average
      Number of Serviced Assets.............     4.68%      3.47%      3.28%        3.39%       4.30%     4.30% (6)    4.84% (6)
Average Outstanding Principal
      Balance of Assets (3).................
      Oakwood Originated....................   435,558    531,199    701,875      976,905   1,409,467     1,242,076    1,816,081
      Acquired Portfolios...................               15,249     30,432       30,235      27,351        28,966       24,147
Net Losses from Asset
      Liquidation (4):
      Total Dollars (3).....................
         Oakwood Originated.................    $4,239     $3,328     $4,630       $7,303     $14,248        $5,948      $11,214
         Acquired Portfolios................                   $0       $203         $473        $592          $508         $509
      As a Percentage of Average
      Outstanding Principal
      Balance of Assets (3) (5)
         Oakwood Originated.................     0.97%      0.63%      0.66%        0.75%       1.01%     0.96% (6)    1.23% (6)
         Acquired Portfolios................                0.00%      0.67%        1.56%       2.16%     3.51% (6)    4.22% (6)

(1)  As of period end.
(2) Total number of serviced assets repossessed during the applicable period expressed as a percentage of the total number of serviced assets at the end of the applicable period.
(3) Includes assets originated by Oakwood Acceptance Corporation and serviced by Oakwood Acceptance Corporation and others.
(4) Net losses represent all losses incurred on Oakwood Acceptance Corporation-serviced portfolios. Such amounts include estimates of net losses with respect to certain defaulted assets. Charges to the losses reserves in respect of a defaulted asset generally are made before the defaulted asset becomes a liquidated asset. The length of the accrual period for the amount of accrued and unpaid interest include in the calculation of the net loss varies depending upon the period in which the loss was charged and whether the asset was owned by an entity other than Oakwood Acceptance Corporation.
(5) Total net losses incurred on assets liquidated during the applicable period expressed as a percentage of the average outstanding principal balance of all asset at the end of the applicable period.
(6)  Annualized.


     The data presented in the foregoing tables are for illustrative purposes only and there is no assurance that the delinquency, loan loss or repossession experience of the Assets will be similar to that set forth above. The delinquency, loan loss and repossession experience of manufactured housing contracts historically has been sharply affected by a downturn in regional or local economic conditions. These regional or local economic conditions are often volatile, and no predictions can be made regarding future economic conditions in any particular area. These downturns have tended to increase the severity of loss on repossession because of the increased supply of used manufactured homes, which in turn may affect the supply in other regions.

            Whenever reference is made herein to a percentage of the Assets (or to a percentage of the Scheduled Principal Balance of the Assets), the percentage is calculated based on the Scheduled Principal Balances ("SPB") of the Assets as of the Cut-off date. In addition, numbers in any columns in the tables below may not sum exactly to the total number at the bottom of the column due to rounding.

                                         Geographical Distribution of Manufactured Homes(1)
                                                                                                    Percentage of
                                                                  Aggregate Scheduled                 Asset Pool
Geographic Location                       Number of Assets         Principal Balance                    by SPB
-------------------                       ----------------         -----------------                    ------
Alabama..............................             392                $  12,507,153                       7.01%
Arizona..............................             123                    4,850,326                       2.72
Arkansas.............................              74                    2,361,888                       1.32
California...........................              33                    1,578,940                       0.88
Colorado.............................              42                    1,930,846                       1.08
Delaware.............................              54                    1,513,673                       0.85
Florida..............................             150                    5,886,386                       3.30
Georgia..............................             196                    6,907,600                       3.87
Idaho................................              38                    2,010,600                       1.13
Illinois.............................               6                      187,838                       0.11
Indiana..............................              13                      386,478                       0.22
Kansas...............................              23                      880,225                       0.49
Kentucky.............................             216                    6,461,092                       3.62
Louisiana............................              98                    3,066,604                       1.72
Maryland.............................               8                      242,589                       0.14
Massachusetts........................               1                       28,118                       0.02
Michigan.............................               1                       30,394                       0.02
Mississippi..........................              99                    3,455,276                       1.94
Missouri.............................              59                    1,782,457                       1.00
Nevada...............................               3                      134,506                       0.08
New Jersey...........................               4                      165,772                       0.09
New Mexico...........................             161                    5,436,043                       3.05
New York.............................               4                      158,311                       0.09
North Carolina.......................           1,400                   43,249,474                      24.24
Ohio.................................              49                    1,464,478                       0.82
Oklahoma.............................              55                    1,925,660                       1.08
Oregon...............................              35                    2,173,144                       1.22
Pennsylvania.........................               3                       91,786                       0.05
South Carolina.......................             515                   15,467,534                       8.67
Tennessee............................             230                    7,218,715                       4.05
Texas................................             817                   27,225,663                      15.26
Utah.................................              28                    1,186,064                       0.66
Virginia.............................             360                   11,300,763                       6.33
Washington...........................              46                    2,666,139                       1.49
West Virginia........................              86                    2,457,445                       1.38
Wyoming..............................               1                       66,210                       0.04
                                               ------               --------------                    -------
   Total.............................           5,423                $ 178,456,193                     100.00%
                                               ======               ==============                    =======

----------------
     (1) Based on the mailing address of the Obligor on the related Asset as of the Cut-off Date.

                                                  Year of Origination of Assets (1)
                                                                                                Percentage of
                                             Number of           Aggregate Scheduled             Asset Pool
Year of Origination                           Assets               Principal Balance                by SPB
-------------------                           ------               -----------------                ------
      1986.............................            1                 $      2,107                    0.00%
      1987.............................            1                        8,501                    0.00
      1989.............................            2                       17,025                    0.01
      1994.............................            2                      115,217                    0.06
      1996.............................           69                    2,924,200                    1.64
      1997.............................        5,348                  175,389,143                   98.28
                                               -----                 ------------                  ------
           Total.......................        5,423                 $178,456,193                  100.00%
                                               =====                 ============                  ======

----------------

(1) The weighted average seasoning of the Assets was approximately 1 month as of the Cut-off Date.


                                              Distribution of Original Asset Amounts(1)

                                                                                                Percentage of
Original Asset                               Number of           Aggregate Scheduled              Asset Pool
Amount                                        Assets              Principal Balance                 by SPB
------                                        ------              -----------------                 ------
$   4,999 or less.........................        31               $      106,903                    0.06%
$   5,000 - $   9,999.....................       164                    1,259,990                    0.71
$  10,000 - $  14,999.....................       260                    3,210,414                    1.80
$  15,000 - $  19,999.....................       441                    7,739,696                    4.34
$  20,000 - $  24,999.....................       766                   17,363,071                    9.73
$  25,000 - $  29,999.....................       973                   26,658,653                   14.94
$  30,000 - $  34,999.....................       710                   22,916,903                   12.84
$  35,000 - $  39,999.....................       594                   22,374,458                   12.54
$  40,000 - $  44,999.....................       597                   25,237,362                   14.14
$  45,000 - $  49,999.....................       293                   13,844,075                    7.76
$  50,000 - $  54,999.....................       198                   10,355,802                    5.80
$  55,000 - $  59,999.....................       131                    7,540,484                    4.23
$  60,000 - $  64,999.....................        91                    5,656,304                    3.17
$  65,000 - $  69,999.....................        43                    2,883,814                    1.62
$  70,000 - $  74,999.....................        40                    2,869,882                    1.61
$  75,000 - $  79,999.....................        30                    2,297,920                    1.29
$  80,000 - $  84,999.....................        13                    1,071,467                    0.60
$  85,000 - $  89,999.....................        10                      873,302                    0.49
$  90,000 - $  94,999.....................         9                      826,673                    0.46
$  95,000 - $  99,999.....................         7                      676,104                    0.38
$ 100,000 or more.........................        22                    2,692,915                    1.51
                                             -------                 ------------                  ------
     Total................................     5,423                 $178,456,193                  100.00%
                                             =======                 ============                  ======

----------
(1) The highest original Asset amount was $185,680, which represents 0.10% of the aggregate principal balance of the Assets at origination. The average original principal amount of the Assets was approximately $32,984 as of the Cut-off Date.

                                                           Asset Rates (1)
                                                                                                Percentage of
                                           Number of             Aggregate Scheduled              Asset Pool
Ranges of Assets by Asset Rate              Assets                Principal Balance                 by SPB
------------------------------              ------                -----------------                 ------
7.000%  -  7.999% .........................    428                   $ 17,887,249                   10.02%
8.000%  -  8.999% .........................    531                     24,128,340                   13.52
9.000%  -  9.999% .........................    529                     23,569,978                   13.21
10.000% - 10.999% .........................    795                     29,303,887                   16.42
11.000% - 11.999% .........................  1,798                     53,039,630                   29.72
12.000% - 12.999% .........................    784                     22,610,418                   12.67
13.000% - 13.999% .........................    555                      7,893,539                    4.42
14.000% - 14.999% .........................      2                         17,025                    0.01
15.000% - 15.999% .........................      1                          6,129                    0.00
                                             -----                   ------------                  ------
     Total ................................  5,423                   $178,456,193                  100.00%
                                             =====                   ============                  ======

----------------
(1) The weighted average Asset Rate was approximately 10.40% as of the Cut-off Date. This table reflects the Asset Rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the Asset Rates of the Step-up Rate Loans.


                                                Remaining Terms to Maturity (In Months) (1)
                                                                                                   Percentage of
                                          Number of            Aggregate Scheduled                  Asset Pool
  Months Remaining as of Cut-off Date      Assets               Principal Balance                     by SPB
  -----------------------------------      ------               -----------------                   ----------
    1 -  60 months.....................       226                $   1,918,243                        1.07%
   61 -  96 months.....................       199                    2,834,203                        1.59
   97 - 120 months.....................       337                    6,789,022                        3.80
  121 - 156 months.....................       333                    6,957,889                        3.90
  157 - 180 months.....................       704                   19,176,602                       10.75
  181 - 216 months.....................        32                    1,031,082                        0.58
  217 - 240 months.....................     1,638                   49,627,980                       27.81
  241 - 300 months.....................       898                   37,111,380                       20.80
  301 - 360 months.....................     1,056                   53,009,792                       29.70
                                            -----                 ------------                      ------
    Total..............................     5,423                 $178,456,193                      100.00%
                                            =====                 ============                      ======

----------
(1) The weighted average remaining term to maturity of the Assets was approximately 267 months as of the Cut-off Date.


                                             Original Terms to Maturity (In Months) (1)
                                                                                                   Percentage of
                                          Number of            Aggregate Scheduled                  Asset Pool
  Months Remaining as of Cut-off Date      Assets               Principal Balance                     by SPB
  -----------------------------------      ------               -----------------                   ----------
  1 -  60 months ......................       223                   $  1,902,327                       1.07%
 61 -  96 months ......................       197                      2,812,472                       1.58
 97 - 120 months ......................       339                      6,794,574                       3.81
121 - 156 months ......................       335                      6,978,267                       3.91
157 - 180 months ......................       705                     19,188,319                      10.75
181 - 216 months ......................        30                        966,795                       0.54
217 - 240 months ......................     1,640                     49,692,267                      27.85
241 - 300 months ......................       898                     37,111,380                      20.80
301 - 360 months ......................     1,056                     53,009,792                      29.70
                                            -----                   ------------                     ------
  Total ...............................     5,423                   $178,456,193                     100.00%
                                            =====                   ============                     ======

----------------
(1) The weighted average original term to maturity of the Assets was approximately 269 months as of the Cut-off Date.

                                          Distribution of Original Loan-to-Value Ratios(1)
                                                                                                 Percentage of
                                                  Number of          Aggregate Scheduled          Asset Pool
Loan-to Value Ratio(2)                             Assets             Principal Balance              by SPB
----------------------                             ------                                            ------
50% or less............................                55                $    900,005                  0.50%
51% - 55%..............................                31                     814,320                  0.46
56% - 60%..............................                31                     925,509                  0.52
61% - 65%..............................                63                   1,735,755                  0.97
66% - 70%..............................               110                   3,120,503                  1.75
71% - 75%..............................               201                   5,992,964                  3.36
76% - 80%..............................               284                   9,155,375                  5.13
81% - 85%..............................               482                  15,509,632                  8.69
86% - 90%..............................             1,442                  46,073,147                 25.82
91% - 95%..............................             2,453                  87,129,763                 48.82
96% - 100%.............................               270                   6,982,732                  3.91
101% and greater.......................                 1                     116,488                  0.07
                                                    -----                ------------                ------
     Total.............................             5,423                $178,456,193                100.00%
                                                    =====                ============                ======

----------
(1) The weighted average original Loan-to-Value Ratio of the Assets was approximately 89.11% as of the Cut-off Date.
(2)  Rounded to nearest 1%.

             Oakwood Senior/Subordinated Pass-Through Certificates,
                                  Series 1997-B
                             COMPUTATIONAL MATERIALS

BOND PROFILE SUMMARY
----------------------------------------------------------------------------
   Class               Original    Coupon   Avg.    CBE      1st  Last  Mod.
   Name & Type             Par       %      Life   Yield     Pay   Pay  Dur.
----------------------------------------------------------------------------
To Call
   A1  SENIOR        33,741,000    6.3500   1.10   6.285    6/97  6/99  1.02
   A2  SENIOR        32,767,000    6.7000   3.10   6.750    6/99  7/01  2.70
   A3  SENIOR        22,379,000    6.9000   5.10   6.980    7/01  8/03  4.15
   A4  SENIOR        14,096,000    7.1000   7.10   7.169    8/03  5/05  5.39
   A5  SENIOR        33,982,000    7.3750  11.19   7.461    5/05 10/12  7.30
   M   AA MEZZ       15,615,000    7.7000  16.25   7.810   10/12  9/13  8.96
   B1  BBB SUB       16,953,000    7.7750  10.47   7.859    5/02  9/13  6.69
   B2  BBB- SUB       8,923,192    8.0500  10.79   8.160    5/02  9/13  6.68
-------------------------------
To Maturity
   M   AA MEZZ       15,615,000    7.7000  19.57   7.810   10/12 11/24  9.70
   B1  BBB SUB       16,953,000    7.7750  10.61   7.859    5/02  4/16  6.73
   B2  BBB- SUB       8,923,192    8.0500  12.52   8.159    5/02 11/24  7.03
----------------------------------------------------------------------------

(1)  Data assumes a prepayment speed of 160% MHP.

(2)  Coupon and price assumed for computational material.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON

             Oakwood Senior/Subordinated Pass-Through Certificates,
                                  Series 1997-B
                             COMPUTATIONAL MATERIALS

BOND PROFILE SUMMARY
-----------------------------------------------------------------------------
Percent of MHP:           0        75       100       160       200       300
-----------------------------------------------------------------------------


A1 SENIOR
Price: 99-29       Coupon: 6.3500                 Original Par:    33,741,000
-----------------------------------------------------------------------------
To Call:
Bond Yield:            6.39      6.34      6.32      6.28      6.26      6.20
Average Life:          4.49      1.81      1.52      1.10      0.93      0.68
Duration:              3.67      1.64      1.38      1.02      0.87      0.64
First Prin Pay:        6/97      6/97      6/97      6/97      6/97      6/97
Last Prin Pay:         4/05     11/00      4/00      6/99      3/99      9/98
-----------------------------------------------------------------------------


A2 SENIOR
Price: 99-27+      Coupon: 6.7000                 Original Par:    32,767,000
-----------------------------------------------------------------------------
To Call:
Bond Yield:            6.78      6.77      6.76      6.75      6.74      6.72
Average Life:         10.69      5.15      4.32      3.10      2.61      1.90
Duration:              7.37      4.20      3.62      2.70      2.32      1.72
First Prin Pay:        4/05     11/00      4/00      6/99      3/99      9/98
Last Prin Pay:         7/10      4/04      3/03      7/01     11/00     11/99
-----------------------------------------------------------------------------


A3 SENIOR
Price: 99-26       Coupon: 6.9000                 Original Par:    22,379,000
-----------------------------------------------------------------------------
To Call:
Bond Yield:            6.99      6.99      6.98      6.98      6.98      6.97
Average Life:         14.79      8.25      7.01      5.10      4.24      3.01
Duration:              8.97      6.08      5.37      4.15      3.55      2.63
First Prin Pay:        7/10      4/04      3/03      7/01     11/00     11/99
Last Prin Pay:         3/14      5/07     11/05      8/03      7/02     12/00
-----------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON

             Oakwood Senior/Subordinated Pass-Through Certificates,
                                  Series 1997-B
                             COMPUTATIONAL MATERIALS

BOND PROFILE SUMMARY
-----------------------------------------------------------------------------
Percent of MHP:           0        75       100       160       200       300
-----------------------------------------------------------------------------


A4 SENIOR
Price: 99-29+      Coupon: 7.1000                 Original Par:    14,096,000
-----------------------------------------------------------------------------
To Call
Bond Yield:            7.19      7.18      7.18      7.17      7.16      7.15
Average Life:         17.99     11.28      9.69      7.10      5.88      3.90
Duration:              9.84      7.51      6.78      5.39      4.65      3.30
First Prin Pay:        3/14      5/07     11/05      8/03      7/02     12/00
Last Prin Pay:         6/16     12/09      4/08      5/05      1/04      9/01
-----------------------------------------------------------------------------


A5 SENIOR
Price: 99-29+      Coupon: 7.3750                 Original Par:    33,982,000
-----------------------------------------------------------------------------
To Call
Bond Yield:            7.47      7.47      7.46      7.46      7.46      7.45
Average Life:         21.87     16.25     14.55     11.19      9.45      6.22
Duration:             10.49      9.11      8.57      7.30      6.52      4.78
First Prin Pay:        6/16     12/09      4/08      5/05      1/04      9/01
Last Prin Pay:        12/21      1/18      6/16     10/12      8/10      7/06
-----------------------------------------------------------------------------


M AA MEZZ
Price: 99-26+      Coupon: 7.7000                 Original Par:    15,615,000
-----------------------------------------------------------------------------
To Call
Bond Yield:            7.81      7.81      7.81      7.81      7.81      7.81
Average Life:         24.87     21.42     19.68     16.25     14.07     10.22
Duration:             10.71     10.14      9.79      8.96      8.30      6.83
First Prin Pay:       12/21      1/18      6/16     10/12      8/10      7/06
Last Prin Pay:         4/22     11/18      2/17      9/13      7/11     10/07
---------------------------
To Maturity
Price: 99-27
Bond Yield:            7.81      7.81      7.81      7.81      7.81      7.81
Average Life:         25.78     23.64     22.50     19.57     17.51     12.93
Duration:             10.83     10.50     10.30      9.70      9.19      7.76
First Prin Pay:       12/21      1/18      6/16     10/12      8/10      7/06
Last Prin Pay:        11/24     11/24     11/24     11/24     11/24     11/24
-----------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON

             Oakwood Senior/Subordinated Pass-Through Certificates,
                                  Series 1997-B
                             COMPUTATIONAL MATERIALS

BOND PROFILE SUMMARY
-----------------------------------------------------------------------------
Percent of MHP:           0        75       100       160       200       300
-----------------------------------------------------------------------------


B1 BBB SUB
Price: 99-31+      Coupon: 7.7750                 Original Par:    16,953,000
-----------------------------------------------------------------------------
To Call
Bond Yield:            7.87      7.87      7.87      7.86      7.86      7.85
Average Life:         20.74     15.11     13.48     10.47      9.26      7.72
Duration:              9.88      8.37      7.83      6.69      6.19      5.51
First Prin Pay:       11/11      5/05      3/04      5/02     12/01     12/01
Last Prin Pay:         4/22     11/18      2/17      9/13      7/11     10/07
---------------------------
To Maturity
Price: 99-31+
Bond Yield:            7.87      7.87      7.87      7.86      7.86      7.85
Average Life:         20.78     15.23     13.62     10.61      9.44      8.05
Duration:              9.88      8.39      7.86      6.73      6.24      5.65
First Prin Pay:       11/11      5/05      3/04      5/02     12/01     12/01
Last Prin Pay:        12/22     12/20      9/19      4/16      6/14      3/11
-----------------------------------------------------------------------------


B2 BBB- SUB
Price: 99-27+      Coupon: 8.0500                 Original Par:     8,923,192
-----------------------------------------------------------------------------
To Call
Bond Yield:            8.17      8.17      8.16      8.16      8.16      8.15
Average Life:         20.87     15.41     13.75     10.79      9.49      7.75
Duration:              9.67      8.27      7.75      6.68      6.18      5.46
First Prin Pay:       11/11      5/05      3/04      5/02     12/01     12/01
Last Prin Pay:         4/22     11/18      2/17      9/13      7/11     10/07
---------------------------
To Maturity
Price: 99-28
Bond Yield:            8.17      8.16      8.16      8.16      8.16      8.16
Average Life:         21.34     16.51     15.17     12.52     11.39      9.77
Duration:              9.73      8.43      7.98      7.03      6.63      6.10
First Prin Pay:       11/11      5/05      3/04      5/02     12/01     12/01
Last Prin Pay:        11/24     11/24     11/24     11/24     11/24     11/24
-----------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON

             Oakwood Senior/Subordinated Pass-Through Certificates,
                                  Series 1997-B
                             COMPUTATIONAL MATERIALS

Percent of Principal Outstanding of Class A-1
-------------------------------------------------------------------------------
Percent of MHP:        0         75       100       160         200         300
-------------------------------------------------------------------------------
Initial Percent       100       100       100       100         100         100
May 15, 1998           91        74        68        55          46          23
May 15, 1999           81        44        32         4           0           0
May 15, 2000           71        14         0         0           0           0
May 15, 2001           60         0         0         0           0           0
May 15, 2002           46         0         0         0           0           0
May 15, 2003           32         0         0         0           0           0
May 15, 2004           15         0         0         0           0           0
May 15, 2005            0         0         0         0           0           0
May 15, 2006            0         0         0         0           0           0
May 15, 2007            0         0         0         0           0           0
May 15, 2008            0         0         0         0           0           0
May 15, 2009            0         0         0         0           0           0
May 15, 2010            0         0         0         0           0           0
May 15, 2011            0         0         0         0           0           0
May 15, 2012            0         0         0         0           0           0
May 15, 2013            0         0         0         0           0           0
May 15, 2014            0         0         0         0           0           0
May 15, 2015            0         0         0         0           0           0
May 15, 2016            0         0         0         0           0           0
May 15, 2017            0         0         0         0           0           0
May 15, 2018            0         0         0         0           0           0
May 15, 2019            0         0         0         0           0           0
May 15, 2020            0         0         0         0           0           0
May 15, 2021            0         0         0         0           0           0
May 15, 2022            0         0         0         0           0           0
May 15, 2023            0         0         0         0           0           0
May 15, 2024            0         0         0         0           0           0
May 15, 2025            0         0         0         0           0           0

Avg Life In Years:    4.5       1.8       1.5       1.1         0.9         0.7
-------------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON

             Oakwood Senior/Subordinated Pass-Through Certificates,
                                  Series 1997-B
                             COMPUTATIONAL MATERIALS

Percent of Principal Outstanding of Class A-2
-------------------------------------------------------------------------------
Percent of MHP:          0        75        100       160         200       300
-------------------------------------------------------------------------------
Initial Percent        100       100        100       100         100       100
May 15, 1998           100       100        100       100         100       100
May 15, 1999           100       100        100       100          85        39
May 15, 2000           100       100         96        53          26         0
May 15, 2001           100        84         60         7           0         0
May 15, 2002           100        54         26         0           0         0
May 15, 2003           100        24          0         0           0         0
May 15, 2004           100         0          0         0           0         0
May 15, 2005            97         0          0         0           0         0
May 15, 2006            81         0          0         0           0         0
May 15, 2007            65         0          0         0           0         0
May 15, 2008            46         0          0         0           0         0
May 15, 2009            26         0          0         0           0         0
May 15, 2010             2         0          0         0           0         0
May 15, 2011             0         0          0         0           0         0
May 15, 2012             0         0          0         0           0         0
May 15, 2013             0         0          0         0           0         0
May 15, 2014             0         0          0         0           0         0
May 15, 2015             0         0          0         0           0         0
May 15, 2016             0         0          0         0           0         0
May 15, 2017             0         0          0         0           0         0
May 15, 2018             0         0          0         0           0         0
May 15, 2019             0         0          0         0           0         0
May 15, 2020             0         0          0         0           0         0
May 15, 2021             0         0          0         0           0         0
May 15, 2022             0         0          0         0           0         0
May 15, 2023             0         0          0         0           0         0
May 15, 2024             0         0          0         0           0         0
May 15, 2025             0         0          0         0           0         0

Avg Life In Years:    10.7       5.2        4.3       3.1         2.6       1.9
-------------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON

             Oakwood Senior/Subordinated Pass-Through Certificates,
                                  Series 1997-B
                             COMPUTATIONAL MATERIALS

Percent of Principal Outstanding of Class A-3
------------------------------------------------------------------------------
Percent of MHP:           0         75       100       160       200       300
------------------------------------------------------------------------------
Initial Percent          100       100       100       100       100       100
May 15, 1998             100       100       100       100       100       100
May 15, 1999             100       100       100       100       100       100
May 15, 2000             100       100       100       100       100        48
May 15, 2001             100       100       100       100        63         0
May 15, 2002             100       100       100        50         5         0
May 15, 2003             100       100        90         8         0         0
May 15, 2004             100        93        47         0         0         0
May 15, 2005             100        52        14         0         0         0
May 15, 2006             100        25         0         0         0         0
May 15, 2007             100         0         0         0         0         0
May 15, 2008             100         0         0         0         0         0
May 15, 2009             100         0         0         0         0         0
May 15, 2010             100         0         0         0         0         0
May 15, 2011              65         0         0         0         0         0
May 15, 2012              42         0         0         0         0         0
May 15, 2013              20         0         0         0         0         0
May 15, 2014               0         0         0         0         0         0
May 15, 2015               0         0         0         0         0         0
May 15, 2016               0         0         0         0         0         0
May 15, 2017               0         0         0         0         0         0
May 15, 2018               0         0         0         0         0         0
May 15, 2019               0         0         0         0         0         0
May 15, 2020               0         0         0         0         0         0
May 15, 2021               0         0         0         0         0         0
May 15, 2022               0         0         0         0         0         0
May 15, 2023               0         0         0         0         0         0
May 15, 2024               0         0         0         0         0         0
May 15, 2025               0         0         0         0         0         0

Avg Life In Years:      14.8       8.2       7.0       5.1       4.2       3.0
------------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON

             Oakwood Senior/Subordinated Pass-Through Certificates,
                                  Series 1997-B
                             COMPUTATIONAL MATERIALS

Percent of Principal Outstanding of Class A-4
------------------------------------------------------------------------------
Percent of MHP:            0        75       100       160       200       300
------------------------------------------------------------------------------
Initial Percent          100       100       100       100       100       100
May 15, 1998             100       100       100       100       100       100
May 15, 1999             100       100       100       100       100       100
May 15, 2000             100       100       100       100       100       100
May 15, 2001             100       100       100       100       100        34
May 15, 2002             100       100       100       100       100         0
May 15, 2003             100       100       100       100        40         0
May 15, 2004             100       100       100        54         0         0
May 15, 2005             100       100       100         0         0         0
May 15, 2006             100       100        78         0         0         0
May 15, 2007             100       100        36         0         0         0
May 15, 2008             100        60         0         0         0         0
May 15, 2009             100        21         0         0         0         0
May 15, 2010             100         0         0         0         0         0
May 15, 2011             100         0         0         0         0         0
May 15, 2012             100         0         0         0         0         0
May 15, 2013             100         0         0         0         0         0
May 15, 2014              93         0         0         0         0         0
May 15, 2015              49         0         0         0         0         0
May 15, 2016               1         0         0         0         0         0
May 15, 2017               0         0         0         0         0         0
May 15, 2018               0         0         0         0         0         0
May 15, 2019               0         0         0         0         0         0
May 15, 2020               0         0         0         0         0         0
May 15, 2021               0         0         0         0         0         0
May 15, 2022               0         0         0         0         0         0
May 15, 2023               0         0         0         0         0         0
May 15, 2024               0         0         0         0         0         0
May 15, 2025               0         0         0         0         0         0

Avg Life In Years:      18.0      11.3       9.7       7.1       5.9       3.9
------------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON

             Oakwood Senior/Subordinated Pass-Through Certificates,
                                  Series 1997-B
                             COMPUTATIONAL MATERIALS

Percent of Principal Outstanding of Class A-5
------------------------------------------------------------------------------
Percent of MHP:            0        75       100       160       200       300
------------------------------------------------------------------------------
Initial Percent          100       100       100       100       100       100
May 15, 1998             100       100       100       100       100       100
May 15, 1999             100       100       100       100       100       100
May 15, 2000             100       100       100       100       100       100
May 15, 2001             100       100       100       100       100       100
May 15, 2002             100       100       100       100       100        75
May 15, 2003             100       100       100       100       100        50
May 15, 2004             100       100       100       100        92        30
May 15, 2005             100       100       100       100        70        14
May 15, 2006             100       100       100        81        53         1
May 15, 2007             100       100       100        64        38         0
May 15, 2008             100       100        98        49        24         0
May 15, 2009             100       100        83        36        12         0
May 15, 2010             100        92        67        23         2         0
May 15, 2011             100        76        52        12         0         0
May 15, 2012             100        64        41         3         0         0
May 15, 2013             100        52        30         0         0         0
May 15, 2014             100        40        20         0         0         0
May 15, 2015             100        28        10         0         0         0
May 15, 2016             100        16         0         0         0         0
May 15, 2017              79         5         0         0         0         0
May 15, 2018              65         0         0         0         0         0
May 15, 2019              49         0         0         0         0         0
May 15, 2020              32         0         0         0         0         0
May 15, 2021              12         0         0         0         0         0
May 15, 2022               0         0         0         0         0         0
May 15, 2023               0         0         0         0         0         0
May 15, 2024               0         0         0         0         0         0
May 15, 2025               0         0         0         0         0         0

Avg Life In Years:      21.9      16.3      14.5      11.2       9.4       6.2
------------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON

             Oakwood Senior/Subordinated Pass-Through Certificates,
                                  Series 1997-B
                             COMPUTATIONAL MATERIALS

Percent of Principal Outstanding of Class M
------------------------------------------------------------------------------
Percent of MHP:            0        75       100       160       200       300
------------------------------------------------------------------------------
Initial Percent          100       100       100       100       100       100
May 15, 1998             100       100       100       100       100       100
May 15, 1999             100       100       100       100       100       100
May 15, 2000             100       100       100       100       100       100
May 15, 2001             100       100       100       100       100       100
May 15, 2002             100       100       100       100       100       100
May 15, 2003             100       100       100       100       100       100
May 15, 2004             100       100       100       100       100       100
May 15, 2005             100       100       100       100       100       100
May 15, 2006             100       100       100       100       100       100
May 15, 2007             100       100       100       100       100        81
May 15, 2008             100       100       100       100       100        63
May 15, 2009             100       100       100       100       100        49
May 15, 2010             100       100       100       100       100        38
May 15, 2011             100       100       100       100        85        29
May 15, 2012             100       100       100       100        71        22
May 15, 2013             100       100       100        90        58        17
May 15, 2014             100       100       100        75        47        13
May 15, 2015             100       100       100        61        37         9
May 15, 2016             100       100       100        49        29         7
May 15, 2017             100       100        81        38        22         5
May 15, 2018             100        94        67        30        17         3
May 15, 2019             100        77        54        23        13         2
May 15, 2020             100        59        42        17         9         2
May 15, 2021             100        42        29        12         6         1
May 15, 2022              78        25        17         6         3         1
May 15, 2023              35        11         7         3         1         0
May 15, 2024              12         4         2         1         0         0
May 15, 2025               0         0         0         0         0         0

Avg Life In Years:      25.8      23.6      22.5      19.6      17.5      12.9
------------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON

             Oakwood Senior/Subordinated Pass-Through Certificates,
                                  Series 1997-B
                             COMPUTATIONAL MATERIALS

 Percent of Principal Outstanding of Class B-1
 ------------------------------------------------------------------------------
 Percent of MHP:            0        75       100       160       200       300
 ------------------------------------------------------------------------------
 Initial Percent          100       100       100       100       100       100
 May 15, 1998             100       100       100       100       100       100
 May 15, 1999             100       100       100       100       100       100
 May 15, 2000             100       100       100       100       100       100
 May 15, 2001             100       100       100       100       100       100
 May 15, 2002             100       100       100        99        93        89
 May 15, 2003             100       100       100        87        79        71
 May 15, 2004             100       100        98        76        67        56
 May 15, 2005             100        99        88        65        56        44
 May 15, 2006             100        91        80        57        48        35
 May 15, 2007             100        84        72        50        41        26
 May 15, 2008             100        76        65        43        34        17
 May 15, 2009             100        69        57        37        27        10
 May 15, 2010             100        62        51        31        20         4
 May 15, 2011             100        55        44        24        13         0
 May 15, 2012              97        49        39        18         8         0
 May 15, 2013              90        44        34        13         4         0
 May 15, 2014              83        38        29         8         0         0
 May 15, 2015              75        33        22         3         0         0
 May 15, 2016              66        27        16         0         0         0
 May 15, 2017              56        19        10         0         0         0
 May 15, 2018              50        14         5         0         0         0
 May 15, 2019              43         8         1         0         0         0
 May 15, 2020              35         3         0         0         0         0
 May 15, 2021              24         0         0         0         0         0
 May 15, 2022               9         0         0         0         0         0
 May 15, 2023               0         0         0         0         0         0
 May 15, 2024               0         0         0         0         0         0
 May 15, 2025               0         0         0         0         0         0

 Avg Life In Years:      20.8      15.2      13.6      10.6       9.4       8.1
-------------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON

             Oakwood Senior/Subordinated Pass-Through Certificates,
                                  Series 1997-B
                             COMPUTATIONAL MATERIALS

Percent of Principal Outstanding of Class B-2
------------------------------------------------------------------------------
Percent of MHP:            0        75       100       160       200       300
------------------------------------------------------------------------------
Initial Percent          100       100       100       100       100       100
May 15, 1998             100       100       100       100       100       100
May 15, 1999             100       100       100       100       100       100
May 15, 2000             100       100       100       100       100       100
May 15, 2001             100       100       100       100       100       100
May 15, 2002             100       100       100        99        93        89
May 15, 2003             100       100       100        87        79        71
May 15, 2004             100       100        98        76        67        56
May 15, 2005             100        99        88        65        56        44
May 15, 2006             100        91        80        57        48        35
May 15, 2007             100        84        72        50        41        30
May 15, 2008             100        76        65        43        34        30
May 15, 2009             100        69        57        37        30        30
May 15, 2010             100        62        51        31        30        30
May 15, 2011             100        55        44        30        30        28
May 15, 2012              97        49        39        30        30        22
May 15, 2013              90        44        34        30        30        17
May 15, 2014              83        38        30        30        30        13
May 15, 2015              75        33        30        30        24         9
May 15, 2016              66        30        30        29        19         7
May 15, 2017              56        30        30        22        14         5
May 15, 2018              50        30        30        18        11         3
May 15, 2019              43        30        30        14         8         2
May 15, 2020              35        30        25        10         6         2
May 15, 2021              30        25        17         7         4         1
May 15, 2022              30        15        10         4         2         0
May 15, 2023              21         6         4         2         1         0
May 15, 2024               7         2         1         0         0         0
May 15, 2025               0         0         0         0         0         0

Avg Life In Years:      21.3      16.5      15.2      12.5      11.4       9.8
------------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON